Supplement dated August 11, 2023
to the Prospectus and Statement of Additional Information
dated February 28, 2023 for the
Soundwatch Hedged Equity ETF

The Board of Trustees of Trust for Advised Portfolios (the “Trust”) has approved the reorganization of the Soundwatch Hedged Equity ETF (the “Acquired Fund”), a series of the Trust, into a newly created series of Advisor Managed Portfolios, also called Soundwatch Hedged Equity ETF (the “Acquiring Fund”).

The Acquiring Fund has the same investment objective, investment strategies, and fundamental investment restrictions as the Acquired Fund. In addition, Soundwatch Capital, LLC, the Acquired Fund’s investment adviser, is the Acquiring Fund’s investment adviser and the Acquiring Fund has the same portfolio managers as the Acquired Fund.

To effectuate the reorganization, the Acquired Fund will transfer all of its assets to the Acquiring Fund in return for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Acquired Fund’s liabilities. Shareholders of the Acquired Fund will become shareholders of the Acquiring Fund and receive shares of the Acquiring Fund equal in value to the shares of the Acquired Fund held immediately prior to the reorganization. The reorganization is expected to be a tax-free reorganization for federal income tax purposes.

The reorganization does not require shareholder approval but is subject to the satisfaction of certain closing conditions. An information statement describing the reorganization will be mailed to shareholders in advance of the closing of the reorganization. If the closing conditions are satisfied, the reorganization is currently expected to occur on or around September 15, 2023. Prior to the reorganization, shareholders can continue to purchase and sell shares of the Acquired Fund as described in the Prospectus.

***

Please note that effective immediately the telephone number for investors to call for information about the Soundwatch Hedged Equity ETF has changed from 888-244-4601 to 800-617-0004. All references in the Prospectus are hereby updated accordingly.

Please retain this supplement with your Prospectus and Statement of Additional Information for future reference.